UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT

Date of Report (Date of Earliest Event Reported):  May 8, 2007

HydroMaid International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	02-23729	87-0575839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

3200 North Central, Suite 850, Phoenix, Arizona 85012

(Address of Principal Executive Offices)

(602) 279 7503

(Registrant's Telephone Number)

12577 South 265 West, Draper, Utah 84020

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03

Bankruptcy or Receivership.

On May 15, 2007, HydroMaid International, Inc. (the “Company”) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Arizona under Case Number 2-07-BK-02223-RJH.  The Company will operate as ‘debtor-in-possession’ under the jurisdiction of the Bankruptcy Court and in accordance with the applicable rules of the Bankruptcy Code and orders of the Bankruptcy Court.

Item 8.01

Other Events.

On or about May 8, 2007, HydroMaid International, Inc. voluntarily submitted an Offer of Settlement to the Securities and Exchange Commission (“Commission”) for the revocation of the registration of its common stock pursuant to Section 12(j) of the Securities Exchange Act of 1934 (“Exchange Act”).  A copy of the Offer of Settlement is attached as Exhibit 99.1.  Upon acceptance of the Offer of Settlement and entry of an appropriate order by the Commission, the registration of the Company’s common stock pursuant to the Exchange Act will be revoked.

Item 9.01

Exhibits

(d)

The following item is filed as an exhibit to this report:

99.1

Offer of Settlement of HydroMaid International, Inc.

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HydroMaid International, Inc.

DATE:  July 26, 2007

By: /s/ John W. Nagel

John W. Nagel

President

INDEX TO EXHIBITS

Exhibit No.

Description

99.1

Offer of Settlement of HydroMaid International, Inc.

3